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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): December 22, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)



Delaware                              0-22154             52-1469385
(STATE OR OTHER JURISDICTION OF      (COMMISSION         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)         IDENTIFICATION NUMBER)



                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

             The Current Report on Form 8-K filed by Manugistics Group, Inc. (the "Company") on December 22, 2000 is hereby amended by substituting the following paragraph for the paragraph in Item 5, which commences with the language "Robert L. Phillips, 45, has been ...":

Mr. Phillips, 45, has served as the Chief Technology Officer of Manugistics since the acquisition of Talus Solutions in December 2000. Mr. Phillips had served as the Chief Technology Officer of Talus Solutions since May 1998. In addition, beginning in July 1998, Mr. Phillips served as the Vice Chairman and Senior Vice President of Talus Solutions. Prior to joining Talus Solutions, Mr. Phillips was CEO and President of Decision Focus Incorporated, which merged with Talus Solutions in November of 1997. He became the CEO of Decision Focus Incorporated in October 1996, after holding the position of Senior Vice President since January of 1991.





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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 16th day of January, 2001.


                                            MANUGISTICS GROUP, INC.


                                            By: /s/ Timothy T. Smith
                                               --------------------------------
                                               Timothy T. Smith
                                               Senior Vice President and
                                               General Counsel